                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                      ---------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: August 12, 1998





                    MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)



          New York                   33-89380-01                37-0152681
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                         62048
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



             Registrant's telephone number, including area code:

                                (618) 251-2035

ITEM 5.     OTHER EVENTS.
            -------------

            The July 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on August 12, 1998.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of July 1998.

                             SIGNATURE
                             ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Mercantile Bank
                                       National Association, Servicer


                                       By:      \s\ Keith Roever

                                       Name:    Keith Roever
                                       Title:   President



Date: August 18, 1998

                         INDEX TO EXHIBITS
                         -----------------

Exhibit
Number                       Exhibits
-------                      --------
   1                         Monthly Report to Floating Rate
                             Credit Card Participation Certificates,
                             Series 1995-1, investors for the month
                             of July, 1998.